UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2010

ARTIFICIAL LIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25075	04-3253298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Broadway, Suite 350 Santa Monica, CA 90401 USA
(Address of principal executive offices)

(310)496-4288

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes In Registrant’s Certifying Accountant.

(a) Dismissal of Principal Accountant

On April 7, 2010, Artificial Life, Inc., or the Company, dismissed GHP Horwath, P.C. as its independent registered public accounting firm. The decision to dismiss GHP Horwath, P.C. was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

GHP Horwath, P.C.’s audit reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i), there were no disagreements with GHP Horwath, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to GHP Horwath, P.C.’s satisfaction, would have caused GHP Horwath, P.C. to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements for such years and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GHP Horwath, P.C. with a copy of the disclosures in this Current Report on Form 8-K and has requested that GHP Horwath, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether GHP Horwath, P.C. agrees with the Company’s statements in this Item 4.01(a). A copy of GHP Horwath, P.C.’s letter stating its agreement with such statements is attached as Exhibit 16.1.

(b) Engagement of Principal Accountant

On April 13, 2010, KPMG, Certified Public Accountants, Hong Kong (“KPMG”) was engaged to serve as the Company’s independent registered public accounting firm. The decision to engage KPMG was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors. KPMG will audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company nor any party on the Company’s behalf consulted KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from GHP Horwath, P.C. to the Securities and Exchange Commission dated April 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL LIFE, INC.

April 13, 2010

By: /s/ EBERHARD SCHONEBURG

Eberhard Schoneburg,

Chief Executive Officer